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[LOGO] ALLMERICA                           ALLMERICA FINANCIAL
       FINANCIAL-Registered Trademark-     LIFE INSURANCE AND           440 Lincoln Street                [NEW PRODUCT NAME     ]
                                           ANNUITY COMPANY              Worcester, MA 01653               VARIABLE LIFE APPLICATION

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[IF SECOND TO DIE PLEASE COMPLETE SUPPLEMENTAL APPLICATION.]


1 INSURED The Person upon whose life this insurance coverage is proposed.    3 BENEFICIARY

_________________________________________________________                    The Primary Beneficiary is the person or entity who
First Name                 Middle          Last                              will receive the policy proceeds. The Contingent
                                                                             Beneficiary is the person or entity who will receive
_________________________________________________________                    the policy proceeds should the Primary Beneficiary not
Street Address                     Years at this Address                     survive the insured.

_________________________________________________________                    _______________________________________________________
City                       State           Zip                               Name of Primary Beneficiary     Relationship to Insured

(_____)__________________________________________________                    _______________________________________________________
Daytime Telephone Number                                                     Name of Contingent Beneficiary  Relationship to Insured

M/_______D/_______Y/_______            __________________                    If the beneficiary is a trust, please specify trust
      Date of Birth                      State of Birth                      date.

__________________________________     M / /   F / /                         M/_______ D/_______ Y/_______
Social Security Number                     Sex
                                                                             4 EMPLOYER
_________________________________________________________
Driver's License Number                    State                             _______________________________________________________
                                                                             Name
_________________________________________________________
Duties/Title                                                                 _______________________________________________________
                                                                             Street Address
Date of Hire ____________________________________________
                                                                             _______________________________________________________
Are you able to perform all of the regular duties of your occupation         City                         State           Zip
at the usual place of employment on a full-time work schedule which
is in no way curtailed or altered because of health? / / Yes / / No          5 POLICYOWNER The person or entity exercising the
                                                                                           policy's contractual rights.
Have you smoked one or more cigarettes in the last 12 months?
    / / Yes     / / No                                                       _______________________________________________________
                                                                             Name

                                                                             _______________________________________________________
2 LIFE INSURANCE BENEFIT                                                     Street Address

The total amount of coverage applied for is $_______________.                _______________________________________________________
                                                                             City                            State        Zip
Define coverage split between base and term rider.
                                                                             Social Security or Tax I.D. Number ____________________
Choose one:
                                                                             Trust Date M/ _____ D/ _____ Y/ _____ (if Trust owned)
/ / ______________% base and ________________% term or

/ / $_____________ base and $________________ term                           6 REPLACEMENT FOR OTHER CONTRACTS

I WANT INSURANCE COVERAGE TO BE: (Choose one)                                WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY
                                                                             OR LIFE INSURANCE CONTRACT?
     / / Option 1 Level - Insurance coverage remains constant.               / / Yes     / / No
                                                                             If yes, list company name and policy number.
     / / Option 2 Adjustable - Insurance coverage changes with
         the value of your policy                                            _______________________________________________________

     / / Option 3 Level - Cash Value Accumulation Test                       _______________________________________________________

                                                                             Total life insurance currently in force $______________

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7 TELEPHONE ACCESS                                                              liability exists and the insurance applied for will
                                                                                will not effect until the policy is delivered and
Unless I did not accept the Telephone Access privilege, I understand            the premium is paid during the lifetime of the
that Allmerica Financial Life Insurance and Annuity Company is authorized       proposed insured(s) and then only if the proposed
to honor telephone requests by me, or by individuals authorized by me, to       insured(s) has (have) not consulted or been treated
transfer account values among sub-accounts and to change the allocation         by any physician or practitioner of any healing art
of my future payments. I also understand that the withdrawal of funds from      nor had any tests listed in the application since
my account cannot be transacted by telephone or fax instructions.               its completion; but, if the premium is paid prior
                                                                                to delivery of the policy and a conditional receipt
/ / I DO NOT accept this Telephone Access privilege.                            is delivered by the representative, insurance will
                                                                                be effective subject to terms of the conditional
                                                                                receipt; and (4) No registered representative or
                                                                                broker is authorized to amend, alter, or modify
8 REMARKS                                                                       the terms of this agreement.

_____________________________________________________________                   ____________________________________________________
                                                                                Signature of Insured                       Date

_____________________________________________________________                   ____________________________________________________
                                                                                [Signature of Second Insured]

_____________________________________________________________                   ____________________________________________________
                                                                                Signature of Owners (if other than Insured)     Date

                                                                                ____________________________________________________
ACKNOWLEDGMENTS AND SIGNATURES                                                  Signed at City                      State

                                                                                ____________________________________________________
NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes     Official Title/Capacity
any false or misleading information on an application for an insurance
policy/certificate is subject to criminal and civil penalties."                 FOR REGISTERED REPRESENTATIVE USE ONLY

NOTICE TO COLORADO/KENTUCKY/MAINE/NEW MEXICO/PENNSYLVANIA/WASHINGTON, D.C.      Does the policy applied for replace an existing
RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any        annuity or life insurance policy?
insurance company or other person files an application for insurance or         / / Yes     / / No
state-ment of claim containing any materially false information or conceals     If yes, attach replacement forms as required.
for the purpose of misleading, information concerning any fact material         As Registered Representative, I certify witnessing
thereto commits a fraudulent insurance act, which is a crime and subjects       the signature of the applicant and that the
such person to criminal and civil penalties."                                   information in this application has been accurately
                                                                                recorded, to the best of my knowledge and belief.
NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent
to injure, defraud, or deceive any insurer files a statement of claim or an     Based on the information furnished by the owner or
application containing false, incomplete, or misleading information is          Insured in this application, I certify that I have
guilty of a felony of the third degree."                                        reasonable grounds for believing the purchase of the
                                                                                policy applied for is suitable for the Owner. I
I acknowledge receipt of current Prospectuses describing the Allmerica VUL      further certify that the Prospectuses were delivered
2001 policy I am applying for, and the underlying Funds.                        and that no written sales materials other than those
                                                                                furnished or approved by the Company were used.
I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY
POLICY VALUE OF THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED     ____________________________________________________
FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE       Signature of Registered Representative         Date
SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE         ____________________________________________________
FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH       Print Name of Registered Representative    TR Code/
WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS                                                 Reg Rep #
NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE        (   )__________________________ (    )______________
POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT          Telephone                        FAX
WITHOUT ADDITIONAL PREMIUM PAYMENTS.                                            ____________________________________________________
                                                                                Name of Broker/Dealer            Branch #
It is agreed that: (1) The application consists of this application form,       ____________________________________________________
the medical questionnaire and the supplemental application to apply for         Branch Office Street Address
insurance on family members, if it applies; (2) The representations are         ____________________________________________________
true and complete to the best of my knowledge and belief; (3) No                City                     State        Zip

                                                                                             FOR HOME OFFICE USE ONLY

                                                                                ____________________________________________________

                                                                                ____________________________________________________

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ALLMERICA FINANCIAL                                 440 Lincoln Street                         SUPPLEMENT TO ENROLLMENT FORM
LIFE INSURANCE AND ANNUITY                          Worcester, MA 01653                        FOR GROUP FLEXIBLE PREMIUM
COMPANY                                                                                        VARIABLE LIFE INSURANCE

Proposed Insured ___________________________________________________________________

1.   ALLOCATION OF NET PREMIUM

     The total allocation, in WHOLE PERCENTAGES MUST, TOTAL 100%. Please refer to the Prospectuses for a definition of
     "net premium" and for information about the General Account and other sub-accounts of the Variable Account.)

                            Investment Options                                                           Investment Objective
                            ------------------                                                           --------------------


                                                                            -----------------------
                      %     Morgan Stanley Dean Witter Technology Portfolio                        |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Strategic Growth Fund                                 |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Aggressive Growth Fund                                |     Aggressive Growth
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Capital Appreciation Fund                             |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Value Opportunity Fund                                |
            ----------                                                      -----------------------
                                                                                                   |
                      %     Allmerica Select Emerging Markets Fund                                 |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select International Equity Fund                             |
            ----------                                                                             |
                                                                                                   |
                      %     Fidelity VIP Overseas Portfolio                                        |     International
            ----------                                                                             |
                                                                                                   |
                      %     T. Rowe Price International Stock Portfolio                            |
            ----------                                                                             |
                                                                                                   |
                      %     Delaware International Equity Series                                   |
            ----------                                                      -----------------------
                                                                                                   |
                      %     Fidelity VIP Growth Portfolio                                          |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Growth Fund                                           |     Growth
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Core Equity Fund                                             |
            ----------                                                                             |
                                                                                                   |
                      %     Fidelity VIP II Contrafund                                             |
            ----------                                                      -----------------------
                                                                                                   |
                      %     Allmerica Select Growth & Income Fund                                  |
            ----------                                                                             |
                                                                                                   |
                      %     Fidelity VIP II Index 500 Portfolio                                    |     Growth/Income
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Equity Index Fund                                            |
            ----------                                                                             |
                                                                                                   |
                      %     Fidelity VIP Equity-Income Portfolio                                   |
            ----------                                                      -----------------------
                                                                                                   |
                      %     Fidelity VIP II Asset Manager Portfolio                                |     Asset Allocation
            ----------                                                      -----------------------
                                                                                                   |
                      %     Fidelity VIP High Income Portfolio                                     |
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Select Investment Grade Income Fund                          |     Income
            ----------                                                                             |
                                                                                                   |
                      %     Allmerica Government Bond Fund                                         |
            ----------                                                      -----------------------
                                                                                                   |
                      %     Allmerica Money Market Fund                                            |     Capital Preservation
            ----------                                                                             |
                                                                                                   |
                      %     General Account                                                        |
            ----------                                                      -----------------------

                      %
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                      %
            ----------      ---------------------------------------------

                      %
            ----------      ---------------------------------------------

                      %
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                100   %     Total

I understand that funds may be deposited to a MAXIMUM of twenty sub-accounts. ALL NET PAYMENTS WILL BE ALLOCATED TO THE
ALLMERICA MONEY MARKET FUND UNLESS SPECIFIED OTHERWISE.

   (Continued on back. Complete Registered Representative's Report on back of this form for NASD required information)
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2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES

Monthly insurance and administrative charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

I acknowledge receipt of a current prospectus describing the Group Flexible Premium Variable Life Insurance, including the underlying funds.

I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLIED FOR
MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE ALLMERICA FINACIAL LIFE INSURANCE AND
ANNUITY COMPANY VARIABLE ACCOUNT.

I UNDERSTAND THAT THE CERTIFICATE VALUE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE APPLIED FOR MAY
INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE ALLMERICA FINANCIAL LIFE INSURANCE AND
ANNUITY COMPANY VARIABLE ACCOUNT, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT. THERE IS NO GUARANTEED MINIMUM CERTIFICATE VALUE.

I believe that Group Flexible Premium Variable Life Insurance is consistent with my investment objectives and financial needs.

Signature of Owner and Capacity

__________________________________________________________________________________________________________________________________

Signed at (City and State)                                            Date

_________________________________________________________________     ____________________________________________________________



3. SPECIAL REQUESTS

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________



                                              REGISTERED REPRESENTATIVE'S REPORT


1.   The Owner [ ] is  [ ] is not an associated person of another broker/dealer.

2.   Based on information furnished by the Owner, I believe that a Group Flexible Premium Variable Life Insurance certificate is consistent with the Owner's investment objectives for (state objectives):

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________


3.   The Owner's tax status is (indicate tax bracket and any other pertinent tax information):

     _____________________________________________________________________________________________________________________________

4.   I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5.   I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

     Signature                                                 Underwriting Approval

    ________________________________________________________   ___________________________________________________________________
    Registered Representative                                  (Completed in Principal Office)

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[LOGO] ALLMERICA                           ALLMERICA FINANCIAL
       FINANCIAL-Registered Trademark-     LIFE INSURANCE AND           440 Lincoln Street                INFORMATION ABOUT THE
                                           ANNUITY COMPANY              Worcester, MA 01653               INSURED

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Have you ever had any of the following conditions:


                                             Yes               No
Kidney Disorder                              / /               / /
Heart Disease or Stroke                      / /               / /
Cancer                                       / /               / /
Diabetes                                     / /               / /

In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?

                Yes / /        No / /

Have you HAD an illness or injury during the last six months that has prevented you from working five consecutive days?


                Yes  / /       No  / /             If yes, please explain:

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________


Please provide the name of the last physician consulted, date and reason for consultation:

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________


During the last three years, have you had a motor vehicle license suspended or revoked or was convicted of either driving while intoxicated or of more than one moving violation?

                Yes/ /         No/ /               If yes, please explain:

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

During the past three years, have you participated in or intend to participate in:

/ / Scuba diving           / / Skydiving             / / Motor racing
/ / Hang gliding or similar flying activity

During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                Yes / /        No / /

Will you be traveling outside of the United States or Canada in the next six months?

                Yes / /        No / /        If yes, please indicate country:

__________________________________________________________________________________________________________________________________
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